EXHIBIT 99.2
                                                             ------------





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                                  NISOURCE

                            DOING WHAT WE DO BEST


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                         FORWARD-LOOKING STATEMENTS
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   "SAFE HARBOR" STATEMENT
   -----------------------

   This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
   Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent, belief or current expectations of the Company and its management. Although NiSource Inc. believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, and that actual results could differ materially from those indicated by such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to, the following: increased competition in deregulated energy markets, weather, fluctuations in supply and demand for energy commodities, successful consummation of dispositions, growth opportunities for NiSource's regulated and non-regulated businesses, dealings with third parties over whom NiSource has no control, actual operating experience of acquired assets, NiSource's ability to integrate acquired operations into its operations, the regulatory process, regulatory and legislative changes, changes in general economic, capital and commodity market conditions, and counter-party credit risk.


   November, 2002                                         [NiSource logo]







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                              OFFERING SUMMARY
   ======================================================================

    Offering:                          30 Million Shares

    Over Allotment Option:             15%

    Listing / Ticker:                  NYSE / "NI"

    Current Dividend Yield:            7.0% (As of 11/1/02)

    Use of Proceeds:                   Debt Repayment

    Expected Pricing:                  Week of November 4th

    Joint Book Runners:                Banc of America Securities
                                       Credit Suisse First Boston

    Co-Managers:                       Dresdner Kleinwort Wasserstein
                                       Salomon Smith Barney
                                       TD Securities
                                       Wachovia Securities


                                                          [NiSource logo]







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                               MANAGEMENT TEAM
   ======================================================================

    Gary Neale                         Chairman, President & CEO

    Michael O'Donnell                  Executive VP & CFO

    Dennis Senchak                     VP, Investor Relations,
                                       Assistant Treasurer


                                                          [NiSource logo]







   ======================================================================
                               MANAGEMENT TEAM
   ======================================================================

    Stephen Adik                       Vice Chairman

    Samuel Miller                      Executive VP & COO

    David Vajda                        VP & Treasurer


                                                          [NiSource logo]







   ======================================================================


                            DOING WHAT WE DO BEST


   ======================================================================


                                                          [NiSource logo]







   ======================================================================
                      FOCUSING ON OUR REGULATED ASSETS
   ======================================================================

    *  Strategic Location
         -  30% population / 40% of U.S.
            energy consumption

    *  Third Largest Gas Distribution
       Company in the U.S.
         -  3.2 million customers - 9 states

    *  Fourth Largest Gas Pipeline
       Company in the U.S.                 [MAP OF EASTERN UNITED STATES
         -  Over 16,000 miles interstate     DEPICTING ENERGY CORRIDOR]
            pipelines

    *  One of the Largest Gas Storage
       Networks in the U.S.
         -  Over 670 Bcf (Market Area)

    *  Mid Size Regional Electric Business
         -  Over 433,000 customers
         -  3,400 MW generating capacity

    *  Over 98% of EBITDA from Regulated
       Operations


                                                          [NiSource logo]







   ======================================================================
                         EXITING NON-CORE ACTIVITIES
   ======================================================================

                PRE-MERGER                            YEAR-END 2002
                ----------                            -------------

    Columbia LNG
    Columbia Retail
    Columbia Electric
    Market Hub Partners                       =
    Miller Pipeline                            =
    Columbia Propane                            =
    Columbia Petroleum                     =======   OVER $2 BILLION
    Portland Natural Gas Transmission           =     IN NON-CORE
    SM&P/UTI - Locating Business               =      ASSET SALES
    IWC Resources - Water Utility             =
    TPC - Gas Trading
    Energy USA Propane
    Columbia Energy Resources - E&P
    (Pending)


                                                          [NiSource logo]







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                             BALANCING OUR RISK
   ======================================================================

                               2002E EBITDA(1)
                               ---------------
                                  $1,630 MM
                                  ---------

          [Pie graph depicting percentage of estimated 2002 EBITDA]

                   Regulated Gas
                   Distribution                41%

                   Regulated Gas
                   Transmission                31%

                   Regulated Electric
                   Operations                  27%

                   Other                        1%


                     Over 98% from Regulated Businesses.

   1) Pro forma to exclude the E&P segment and reflect full-year impact of $55 MM revenue reduction on the electric segment related to settlement with IURC. Percentages exclude corporate overhead.


                                                          [NiSource logo]







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                     STRENGTHENING OUR GAS DISTRIBUTION
   ======================================================================

                                     * Industry-leading scale

                                     * Diversification of customers
                                       and states

                                     * Favorable overall regulatory
        [MAP OF NORTHEASTERN           environment
     UNITED STATES DEPICTING GAS         - Customer choice
     DISTRIBUTION SERVICE AREAS]
                                     * Strong regulatory relationships
                                         - Incentive opportunities

                                     * Vertical integration with
                                       transmission / storage


                                                          [NiSource logo]







   ======================================================================
                               INTEGRATING OUR
                           TRANSMISSION / STORAGE
   ======================================================================

                                       * One of the largest integrated
                                         systems in U.S.
                                          - Over 670 Bcf of storage
                                            (Market Area)

                                       * Majority of capacity sold to
                                         LDCs
        [MAP OF NORTHEASTERN
       UNITED STATES DEPICTING         * Competitive cost structure vs.
       STORAGE FACILITIES AND            other pipeline systems in the
   VARIOUS PIPELINES WITH LEGEND]        Mid-Atlantic region

                                       * Unique web-like network
                                         benefits from integrated
                                         storage and access to supply

                                       * Millennium Pipeline project to
                                         supply gas to New York/New
                                         England markets


                                                          [NiSource logo]







   ======================================================================
                             CAPITALIZING ON OUR
                              ELECTRIC GATEWAY
   ======================================================================

                                      * Vertically integrated utility
                                         - Near-term deregulation
                                           unlikely
                                         - Industrial customers
                                           contributed less than 15% of
                                           the electric LTM gross margin

                                      * Low-cost portfolio of coal-
                                        fired generation (3,400 MW)

                                      * Rate settlement in place for
     [MAP OF EASTERN UNITED STATES      next 4 years
     DEPICTING FLOW FROM NORTHERN
    INDIANA TO THE MICHIGAN MARKET,   * Interconnect with five
       COMED HUB AND CINERGY HUB        surrounding control areas
             WITH LEGEND]                - Net long position in shoulder
                                           periods
                                         - Sell excess energy into
                                           neighboring Midwest markets

                                      * Actively managing environmental
                                        risk
                                         - Over fire program and
                                           Selective Catalytic Reduction
                                           investment plan to comply
                                           with State Implementation
                                           Plan call


                                                          [NiSource logo]







   ======================================================================
                       WHILE EXITING OUR E&P BUSINESS
   ======================================================================

                                       * 1.2 Tcf proved reserves
                                          - 3.2 million net developed
                                            and undeveloped acres in
                                            the US
                                          - 1.2 million undeveloped
                                            acres in Canada

                                       * Long-lived Appalachian
                                         reserves
          [MAP OF NORTHEASTERN            - 95% historical success rate
        UNITED STATES WITH LEGEND         - developmental drilling
           DEPICTING OPERATION            - Low finding and production
      HEADQUARTERS, REGIONAL OFFICES,       costs
        U.S. OPERATING REGION AND      * Technical expertise due to
         CANADIAN JOINT VENTURES]        historial focus

                                       * Over 15 potential buyers have
                                         signed CAs and received
                                         information memoranda

                                       * Preliminary bids have been
                                         received

                                       * Formal due diligence is
                                         beginning

                                       * Transaction announcement and
                                         closing targeted by year end


                                                          [NiSource logo]







   ======================================================================
                         IMPROVING OUR PRODUCTIVITY
   ======================================================================

                     STAFFING AT OUR CORE BUSINESSES(1)
                     ----------------------------------

              [Bar graph depicting staffing of Core Businesses]

                  1999                      12,395
                  2000                      10,528
                  2001                      10,161
                  2002E                      8,950(2)


   (1) Core businesses reflect gas distribution, electric utility, and gas transmission.
   (2)  Expected for year end.


                                                          [NiSource logo]







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                            WITHOUT COMPROMISING
                          CUSTOMER SATISFACTION(1)
   ======================================================================

              FIELD CONTACT                    TELEPHONE CONTACT
               SATISFACTION                       SATISFACTION
                   2002                               2002
       ----------------------------       ----------------------------

          90%               94%              90%               91%

         TARGET          12-MONTH           TARGET          12-MONTH
                          AVERAGE                            AVERAGE

   (1)  Based on survey of gas and electric distribution customers.


                                                          [NiSource logo]







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                            DEMONSTRATING CAPITAL
                                 DISCIPLINE
   ======================================================================

                            CAPITAL EXPENDITURES
                            --------------------

                [Bar graph depicting Capital Expenditures by
                 Pre-Merger and Post-Merger ($ in Millions)]

                PRE-MERGER                        POST-MERGER
                ----------                        -----------

          1998             $658              2001             $679
          1999             $851              2002E            $650
          2000             $863              2003E            $572(1)

   (1)  Pro forma for sale of E&P.


                                                          [NiSource logo]







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                         WHILE PROVIDING FOR GROWTH
                            FROM INTERNAL SOURCES
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                         2003E CAPITAL EXPENDITURES
                                 $572 MM(1)


           [Pie graph depicting
       percentage of estimated 2003       $140 Million Growth Capex
           capital expenditures]          -------------------------
                                    =
    Primary Energy          2%     =      * 51% Gas Distribution
    Gas Distribution       33%    =       * 23% Gas Transmission
    Gas Transmission       23%   ======   * 14% Electric
    Electric Operations    37%    =       *  9% Primary Energy(2)
    Other                   5%     =      *  3% Other
                                    =

   (1)  Excludes E&P estimated capex of $102 MM.
   (2)  Demineralization Plant - Primary Energy.


                                                          [NiSource logo]







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                           PROTECTING THE DIVIDEND
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                            DIVIDEND PAYOUT RATIO
                            ---------------------

           [Bar graph depicting payout ratio percentages by year]

                        Year                  Percentage
                        ----                  ----------

                        1997                     58%
                        1998                     60%
                        1999                     79%
                        2000                     96%
                        2001                    110%
                        2002E                    61%
                        2003E                    68%



                                                          [NiSource logo]







   ======================================================================
                         DELIVERING ON OUR PROMISES
   ======================================================================

    *  New Operating Management Team

    * Earnings YTD and full year 2002E at or above Street expectations

    * $150 MM of annual savings from Operational Excellence and Delayering programs

    *  NIPSCO electric rate review settled for $55 MM annual credit

    *  Sold TPC gas trading book and exited gas trading activities

    *  Reducing business risk profile by exiting E&P

    *  Approximately $850 MM debt reduction through third quarter of
       2002


                                                          [NiSource logo]







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                         AND BUILDING FOR THE FUTURE
   ======================================================================

    *  Focus on regulated operations

    *  Continue savings initiatives and earnings improvements

    *  Recover NOx costs through an Environmental Tracker

    *  Strengthen the balance sheet
         -  $1.4 billion debt reduction expected by early 2003

    *  Maintain investment grade credit ratings with stable outlook

    *  Protect the dividend

    *  Maintain adequate liquidity


                                                          [NiSource logo]







   ======================================================================


                             FINANCIAL OVERVIEW


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                                                          [NiSource logo]







   ======================================================================
                           STRONGER 2002 FINANCIAL
                                 PERFORMANCE
   ======================================================================

    *  Despite the 15% warmer than normal weather in our gas business:
         - Earnings for the nine months ended September 30, 2002 of $290 MM ($1.41 per share) compared to $149 MM ($0.73 per share) last year
         - Earnings for full year 2002 expected to be $1.90 per share compared to $1.05 last year

    *  Significant reduction in nine-month expenses
         -  $67 MM of lower interest expense
         -  $107 MM of lower operating expenses
         -  $69 MM of goodwill amortization eliminated (FASB)

    * Debt to capital ratio to improve from 67% to 62% by year-end despite bringing $576 million of synthetic leases on balance sheet in 2Q 2002

    *  Fully compliant with all financial covenants

    * Impact of non investment grade rating triggers less than $20 MM of collateral required (post E&P divestiture)


                                                          [NiSource logo]







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                       POSITIONING NISOURCE FOR SOLID
                                2003 EARNINGS
   ======================================================================

          [Bar graph depicting net income and earnings per share]

                               Net Income
      Year                  ($ in millions)                   EPS
      ----                  ---------------               ------------

      2001                        $216                    $1.30
      2002E                       $402                    $1.90
      2003E(1)               + 5% Increase                $1.65 - 1.75
                             in Net Income

      (1)  Reflects sale of E&P.  Assumes normal weather.


                                                          [NiSource logo]







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                         DESPITE HIGHER EXPENSES AND
                         OUTSTANDING SHARES FOR 2003
   ======================================================================

                                NEW EXPENSES
                                ------------

                                                      ($ in millions)
                                                      ---------------

       * Electric Rate Review Settlement(1)                 $55
       * Increased Pension Expense                          $50
       * Increased Insurance Expense                        $10
       * Increased Taxes                                    $15
       * Whiting Clean Energy Expenses(1)                   $45
                                                           ----
                                                           $175

       (1) Approximately 50% of these expenses already reflected in 2002.


                           [Bar graph depicting
                        outstanding average shares]

                           BASIC AVERAGE SHARES
                               OUTSTANDING
                           --------------------

                Year                            (millions)
                ----                            ----------

                2001                              205.3
                2002E                             209.3(1)
                2003E                             249.0(2)

                (1) Reflects equity issued in November 2002.
                (2) Reflects conversion of PIES in February 2003.


                                                          [NiSource logo]







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                       WHILE MAINTAINING A STABLE AND
                        SUSTAINABLE DIVIDEND PROFILE
   ======================================================================

    ($ in millions)
                                                2001    2002E    2003E
                                                ----    -----    -----

    Cash Flow from Operations                 $1,043   $1,276    $836
    Cash Flow from Investing Activities         (447)    (212)   (198)
    Equity Issuances                              15      481      --
    Common Dividends                            (239)    (247)   (287)
                                              ------   ------    ----
    Cash Available for Debt Paydown             $372   $1,298    $351

    Dividend Payout Ratio                       110%      61%     68%


   Notes: Reflects sale of E&P in 1Q 2003. Assumes no book gain / loss on sale.
           Equity issuances reflect $500 MM equity offering in 2002. Assumes no remarketing of PIES in February 2003.


                                                         [NiSource logo]







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                              WITH AN IMPROVING
                              CAPITAL STRUCTURE
   ======================================================================

    ($ in millions)
                                        12/31/01  12/31/02E   12/31/03E
                                        --------  ---------   ---------

    Short Term Debt                       $1,897      $1,164     $1,034
    Current Maturities of LT Debt            398       1,199        121
    Long Term Debt                         5,781       4,915      5,803
                                          ------      ------     ------
    Total Debt                            $8,076      $7,278     $6,957

    Preferred Securities                     434         431         86
    Shareholders' Equity                   3,469       3,953      4,450
                                         -------     -------    -------
    Total Capitalization                 $11,979     $11,662    $11,494

    Debt / Capitalization                  67.4%       62.4%      60.5%


   Notes: Reflects sale of E&P in 1Q 2003. Assumes no book gain / loss on sale.
           Long term debt in 2002 and 2003 reflects capitalization of Primary Energy leases.
           Assumes no remarketing of PIES in February 2003.


                                                         [NiSource logo]







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                        AND A STRONGER CREDIT PROFILE
   ======================================================================

                                         2001       2002E       2003E
                                         ----       -----       -----

    Pre-Tax Interest Coverage             1.6x        2.2x        2.4x
    Total Debt to Capitalization         67.4%       62.4%       60.5%
    FFO Interest Coverage                 2.2x        2.7x        3.0x
    FFO to Total Debt                    10.3%       12.9%       15.1%

   Notes: Reflects sale of E&P in 1Q 2003. Assumes no book gain / loss on sale.


    S&P BBB BENCHMARKS               Business               Business
                                    Position 4             Position 3
                                    ----------             ----------

    Pre-Tax Interest Coverage      2.2x  -  3.3x          1.8x   -  2.8x
                                                   =
                                                    =
    Total Debt to Capitalization  49.5%  - 57.0%     =   53.0%   - 61.0%
                                                 ======
                                                     =
    FFO Interest Coverage          2.7x  -  3.8x    =     2.1x   -  3.1x
                                                   =

    FFO to Total Debt             17.5%  - 24.5%         14.0%   - 20.0%



                                                          [NiSource logo]







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                         WITH SIGNIFICANT AVAILABLE
                                  LIQUIDITY
   ======================================================================

    ($ in millions)
                                                         2003E
                                          2002E    -------------------
                                         4th Qtr   1st Half   2nd Half
                                         -------   --------   --------

    Cash Flow from Operations               $208       $695       $141
    Cash Flow from Investing
      Activities(1)                         (212)       113       (311)
    Equity Issue(2)                          481         --         --
    Refinancing Debt Issue(3)                 --        498        498
    Debt Maturities                         (359)      (371)      (845)
    Dividend Payments(4)                     (60)      (142)      (145)
                                            ----       ----      -----
    Net Cash Flows                           $57       $793      ($663)

    Revolver Capacity(5)                  $1,750     $1,750     $1,750
    Short Term Borrowings                 (1,164)      (371)    (1,034)
    L/C's                                   (175)      (162)      (120)

    Available Liquidity                     $411     $1,217       $596


   (1)  Assumes sale of E&P closes in 1Q 2003.
   (2) Reflects equity offering in 2002 and no remarketing of PIES in February 2003.
   (3) Reflects $500 million debt issues in June and November 2003 to refinance NFC maturities.
   (4)  Dividend payments maintained at $1.16 per share.
   (5)  $500 MM 364-day facility to be renewed in March 2003.


                                                          [NiSource logo]







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                           AND SOLID FUNDAMENTALS
   ======================================================================

    *  Stable Base of Regulated Earnings
          - Over 98% of EBITDA generated by low-risk regulated businesses (ex-E&P)
          - Regulated energy delivery service to nearly 3.6 million customers across 9 states
          -  Target 5% earnings growth beyond 2003

    *  Stable and Sustainable Dividend Profile
          -  7.0% yield at current stock price
          -  60%-70% payout ratio

    *  Improving Liquidity and Credit Profile
          -  Continued balance sheet deleveraging
          - E&P divestiture reduces overall business risk / improves credit profile

    *  Stock Trading below Net Asset Value
          -  Discount to estimated sum-of-the-parts valuation
          -  Approximately 22% P/E discount to U.S. Peer Group
             (average 12.5x 2003E P/E)


                                                          [NiSource logo]







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                            PROVIDES A COMPELLING
                                 OPPORTUNITY
   ======================================================================

                                                [Graph depicting Total
                                                Return for NiSource Inc.
       [Bar graph depicting                     and S&P 500 Stock Index
    relative valuation w/legend]                from 1/12/90 - 10/25/02]

         RELATIVE VALUATION                           TOTAL RETURN
         ------------------                           ------------

         EQT     13.1x                             Compound Annualized
         ATG     13.0x                           Return since 10/25/1990
         KSE     12.8x
         VVC     12.5x                               S&P 500   7.96%
         NFG     12.3x                               NiSource  7.89%
         DTE     11.2x
         NI       9.8x                           Source:  FactSet.
                  Mean: 12.5x

         Legend:  2003 P/E
         Source:  Firstcall.


                                                          [NiSource logo]







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                            IT'S WHAT WE DO BEST
   ======================================================================

    REVENUE GROWTH                                               1%
        Less

    EXPENSE CHANGE                                               0%
                                                                ---
    NET INCOME GROWTH                                            5%
                                                                 +
    CURRENT DIVIDEND YIELD                                       7%
                                                                 =
    TOTAL RETURN                                                12%


                                                          [NiSource logo]